SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549



                                    FORM 8-K



                                 CURRENT REPORT



                       Pursuant to Section 13 OR 15(d) of
                       The Securities Exchange Act of 1934


                        Date of Report: October 23, 2003


                             Accesspoint Corporation
             (Exact name of registrant as specified in its charter)



         Nevada                 000-29217                   95-4721385
    -----------------           ---------                   ----------
     (State or other           (Commission                 (IRS Employer
     jurisdiction of           File Number)               Identification)
     incorporation)


6171 W. Century Blvd. Suite 200 LA, CA                       90045
------------------------------------------                   -----
(Address of principal executive offices)                    (Zip Code)

Registrant's telephone number, including area code: (310) 846-2500

 Not Applicable
(Former name or former address, if changed since last report.)

=======================================================================

Item 1.  Changes in Control of Registrant

                  None.

Item 2.  Acquisition or Disposition of Assets

                  None.


Item 3.  Bankruptcy or Receivership

                  None.

Item 4.  Changes in Accountants

                  None.

Item 5.  Other Events and Regulation FD Disclosure

                         None.

Item 6.  Resignation of Directors

(a) On October 16, 2003, in a letter dated October 16, 2003, Ms. Becky H. Takeda resigned as a director, President and Chief Executive Officer of the registrant. The resignation was not for reasons because of a disagreement with the registrant on any matter relating to the registrant's operations, policies or practices. Ms. Takeda did not cite any reason for her resignation. Ms. Takeda will work with the new Chief Executive Officer and President to ensure a smooth transition. Her resignation letter is attached. Ms. Takeda's seat on the board is unfilled.


Item 7.  Financial Statements Pro Forma Financial & Exhibits

                   None.


Item 8.  Changes In Fiscal Year

                   None.

Item 9.  Regulation FD Disclosures

         See Items 1, 5 and 6, above.

                                  Signatures

         Pursuant to the requirements of the Securities Exchange Act of 1934,the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Date:  October 23, 2003                     Accesspoint Corporation
      -------------------

                                    By:


                                    S/s William R. Barber
                                    ---------------------
                                    William R. Barber
                                    President
    A. EXHIBITS

 17. Resignation letter of Ms. Becky H. Takeda